UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

On May 9, 2017, Ritter Pharmaceuticals, Inc. (the “Company”), issued a press release announcing the financial results for the three-month period ending March 31, 2017, entitled “Ritter Pharmaceuticals Reports First Quarter 2017 Financial Results and Provides Business Updates” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the United State Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such filings.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 9, 2017, entitled “Ritter Pharmaceuticals Reports First Quarter 2017 Financial Results and Provides Business Updates”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Michael D. Step
Name:	Michael D. Step
Title:	Chief Executive Officer

Date:    May 10, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 9, 2017, entitled “Ritter Pharmaceuticals Reports First Quarter 2017 Financial Results and Provides Business Updates”